I N S U R A N C E   /   R E I N S U R A N C E
B E R M U D A         I R E L A N D         U N I T E D   S T A T E S
MAX CAPITAL GROUP LTD.
(formerly Max Re Capital Ltd.)
Nasdaq: MXGL
Investor Presentation
For the quarter-ended September 30, 2007
Exhibit 99.2

INFORMATION CONCERNING
FORWARD LOOKING STATEMENTS
This release includes statements about future economic performance, finances, expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995.  Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements, including the risk that the SEC’s view of the conclusions reached by the
Audit and Risk Management Committee of the Company’s Board of Directors in connection with the internal review of three finite risk retrocessional contracts written in 2001 and
2003, which caused the Company to restate its audited financial statements for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 and unaudited financial statements for the periods ended March 31, 2006, and June 30, 2006, may differ, perhaps materially, and result in material changes to information contained in the Company’s past
SEC filings, including financial statements and financial information.  For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31,
2006, Forms 10-Q for the periods ended March 31, 2007, June 30, 2007 and September
30, 2007 and other documents filed by the Company with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

Corporate Objective – Consistent Growth in Book Value
Global underwriter of specialty insurance and reinsurance, with operating subsidiaries in Bermuda, Ireland and United States
Property & Casualty Insurance  - Bermuda / Dublin
Property & Casualty Reinsurance - Bermuda / Dublin
Life & Annuity Reinsurance - Bermuda
U.S. Excess & Surplus Lines Insurance - U. S.
Growth through opportunistic expansion and addition of product lines
Property Cat Reinsurance operations launched post-KRW in 2005
U.S.-based Excess and Surplus Lines Insurance Company launched in 2007
Portfolio approach to risk through integration of asset / liabilities for all transactions
Operating ROE >15% in 3 of last 4 fiscal years; 2005 positive ROE with KRW
At September 30, 2007
Total assets $ 6.5 billion
Total shareholders’ equity $ 1.5 billion
Book value per share                     $26.12
Combined ratio (YTD)                    86%
Return on equity (YTD)                  22% (Annualized)

A Balanced, Global Insurance / Reinsurance Business
Targets
Balanced P&C insurance / reinsurance underwriting
Insurance 60%
Reinsurance 40%
Balanced exposures / focus
Long-tail exposures             60%
Short-tail exposures          40%
Balanced geographic diversification
North America                60%
Europe 40%
Enhanced investment strategy
Traditional Fixed Maturities   80%
Alternative Investments 20%

Diversified Premium Mix: A Key Differentiator
Casualty
Reinsurance
Property
Insurance
Max Capital Group Ltd.
Incumbent (Re) Insurers
Bermuda Underwriters
Class of 2001
White Mountains Re
Lancashire
Ariel Re
AHL
ACGL
AWH
PTP
IPCR
ENH
MRH
PRE
RNR
AXS
TRH
RE
Harbor Point
Validus
Re
Flagstone
Re
ACE
Class of 2005
Source: Bank of America (except Ironshore)
Ironshore
XL

Opportunistic Expansion Of The Company
Structured & Alternative Life & Annuity Insurance Reinsurance Specialty
MDS allocation % Book value per share
-
200
400
600
800
1,000
1,200
1,400
32.2%
31.5%
29.1%
23.5%
21.4%
$26.12
$0
$5
$10
$15
$20
$25
$30
$35
31.8%
2002 2003 2004 2005 2006 Q3 2007*
* Rolling 12 months
Traditional
casualty
reinsurance
Casualty Insurance
– Bermuda/Dublin
Property Insurance Property/Cat
reinsurance
$23.50 Common share
offering
U.S. E&S insurance
Max USA $100m senior
debt issue
2007 2004 2005 2006 2002
2003
39.0%
$14.92

Core Strengths / Competitive Advantages
Business strategy focused on niches / specialties
Consistent financial performance and solid balance sheet
Operating ROE exceeding 15% in 3 of past 4 years
2005 Exception – KRW Hurricanes – Operating ROE of 1%
Enhanced investment strategy with invested assets / shareholders’ equity leverage – 3.3:1
State-of-the-art Enterprise Risk Management System
No reinsurance recovery issues since inception through September 30, 2007
Strong financial strength ratings
A.M. Best “A- (Excellent)”, Fitch “A (Strong)” and Moody “A3”

Proven Talent With Strong Quantitative Orientation
Experienced & highly quantitative underwriting teams
Lead underwriters average over 20 years in the business
High percentage of employees hold professional designations
FCAA, MAAA and / or ACAA, CPA and / or CA and CFA
Capital allocated to maximize return on every transaction
Every transaction individually modeled
Every transaction priced to target ROE
Underwriters compensated on results
Reinsurance purchased to manage exposures and pricing cycle
Aggregation of cat and clash
Line size
Ceding commission
Sophisticated asset / liability model
Integrated asset and liability risk measurement
Alternative investments allocated by risk duration
Surplus decline is key risk measure
State-of-the art systems, risk controls

P & C Reinsurance
Growth of P&C Insurance / Reinsurance Maximizes ROE
P&C Annual Gross Premiums Written
($ in millions)
P & C Insurance
2003
400
500
600
700
800
900
1,000
100
200
300
0
1,100
1,200
1,300
P&C Alternative Risk
Non-recurring additional premiums on prior years’ contracts of $182 million
Total P&C Insurance / Reinsurance excluding Alternative Risk and non- recurring additional premiums on prior years’ contracts (year-on-year change)
2006
2005 2004
$902
$831
$971
(+4%)
(+36%)
(+21%)
$820
$ millions
2007
Rolling 12  months
$740
(-10%)
$805
Max Specialty (expected)
(-2%)

P&C Insurance: Bermuda / Dublin Niche – Oriented Focus
Target:
Working layer excess business
Larger customer – Fortune 1000
Customer-oriented approach:
Responsive and innovative
Consider toughest classes of
business
Offer multi-year programs
Flexible in program attachment
points
Work with all leading brokers
Underwritten in Bermuda and Dublin
Combined ratio
2007 YTD - 83%
2006 - 71%
Gross Premiums Written – 2007
Rolling 12 Months
$405 million
By Exposure
Aviation
33%
Excess
Liability
36%
Professional
Liability
15%
Property
16%

P&C Reinsurance: Bermuda / Dublin Diversification &
Flexibility Emphasized
Target:
Working layer excess business /
quota share business
Specialty / niche focus
Customer-oriented approach:
Quick turnaround
Line-specific expertise
Net line underwriter (stability of capacity)
Cross-class capability
Modeling and structuring capabilities
Work with all leading brokers
Underwritten in Bermuda and Dublin
Combined ratio
2007 YTD - 83%
2006 - 94%
Aviation
13%
General Liability
5%
Medical
Malpractice
16%
Other
1%
Professional Liability
14%
Property
29%
Marine & Energy
10%
Whole Account
4%
Workers
Compensation
8%
By Exposure
Gross Premiums Written – 2007
Rolling 12 Months
$335 million

Growth Initiative: Max Specialty Insurance Company
Nationwide underwriter of property and casualty insurance, focused on profitable excess and surplus lines niches
Operating on a surplus lines non-admitted basis in 46 States
Approvals pending – California, Colorado, Louisiana, New Hampshire
Well-known and respected management team with a proven track record of controlled growth and profitability
Distribution system
Select group of national brokers and regional Managing General Agencies with whom management has close relationships for 20+ years
Two distinct channels - brokerage & contract binding – seeking to provide stability through all market cycles
Current employees – approximately 60
Locations – Richmond, Atlanta & Philadelphia
Affiliated service company office in San Francisco
Inland Marine / Ocean Cargo locations – NYC & Dallas

Growth Initiative: Max Specialty Insurance Company
2007 Start-Up:
Gross written premium: Up to $65
million ($25 million net)
Brokerage and Contract Binding
operations commenced April 2007
New products in Q4 – 2007
Inland Marine / Ocean Cargo
Specialty Casualty
Long-term underwriting objectives:
Products priced and underwritten so
net incurred loss ratios do not
exceed 55%
Expense ratios less than 35%
Combined ratio less than 85%
Gross Premiums Written since Inception
April 2007
$22 million
By Type
Brokerage
76%
Contract Binding
24%

Life Reinsurance - Long-Tail, Reserve Buy-Out
Business
Specialize in:
Investment spread business
In force, closed / ring-fenced
books
Mortality, morbidity & longevity
Predictable cash flows
Asset heavy – no interest
sensitive liabilities
Strategy:
Leveraging underwriting skills
with low
volatility alternative
investments
Focus on closed block reserve
buy-out
transactions
Almost no IBNR
Differentiated by:
Detailed data focus
Strong actuarial analysis
Bermuda efficiencies
Gross Premiums Written
US$ Millions
$0
$50
$100
$150
$200
$250
$300
$350
2003
2004
2005
$108
$212
$275
2
3
$45
1
2006
3
2007
Target
2/3
$150
Reserves & Deposits 9/30/2007
$978 million
Annuity  61%
Life  21%
Health  18%

Strong Investment Expertise
Investment Strategy designed to
enhance annualized returns without
materially increasing risk
Target allocation 80%  investment
grade fixed income and 20%
alternative asset (low volatility hedge
funds)
MDS includes over 35 different hedge
funds provide diversification and
encompass 9  styles / asset classes
Hedge fund accounting requires
quarterly mark to market to flow
through operating income
Annual Return
60 months
as of September 30, 2007
(1) Alternative Investment Return is 10.24%, which also includes Reinsurance Private Equity Investments
Max Fixed Maturities Merrill Lynch Master Bond Index
MDS (Max Fund of Funds)
Max Total Portfolio
Typical Competitor Portfolio
(80% MLMBI / 20% S&P)
S&P 500
MFIX MLMBI MDS SP500 MAX COMP
15
14.5
14
13.5
13
12.5
12
11.5
11
10.5
10
9.5
9
8.5
8
7.5
7
6.5
6
5.5
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
3.78
4.18
10.96 (1)
14.72
6.29
6.68

Asset Allocation as of
September  30, 2007
Diversified and Risk Averse Investment Strategy
Standard Deviation
Last 60 Months as of September 30, 2007
Max Fixed Maturities Merrill Lynch Master Bond Index
MDS (Max Fund of
Funds)
Max Total Portfolio
Typical Competitor
Portfolio
S&P 500
Traditional Investments
78.6%
Target
80%
Alternative Investments
21.4%
Target
20%
A
12%
Baa
1%
Distressed
4%
Global Macro
1%
Credit Long / Short
1%
Emerging Markets
2%
Fixed Income Arbitrage
1%
Opportunistic
1%
Tsy / Agy
19%
Aaa
36%
Aa
10%
Event Driven Arbitrage
4%
Equity Long / Short
5%
Diversified
3%
MFIX MLMBI MDS SP500 MAX COMP
0
-0.5
-1
-1.5
-2
-2.5
-3
-3.5
-4
-4.5
-5
-5.5
-6
-6.5
-7
-7.5
-8
-8.5
-9
-9.5
-10
-3.34
-3.67
-4.11
-9.72
-3.09
-3.23

De Minimus Exposure to Sub-prime
Approximately $61 million par value of bonds have exposure to sub-
prime collateral
All are high quality, short average life
$55 million AAA, $6 million AA+
Weighted average life is 2.4 years
Significant and growing over-collateralization
Most with 30-50% over-collateralization
Most issued between 2003 and 2005
Over-collateralization on most is growing, and has increased in the last 3 months
Through September 2007, default and delinquency rates are generally in the low single digits to low teens range
At September 30, 2007, unrealized loss is approximately $1.4 million
Alternative asset portfolio net short sub-prime at September 30 2007
Based upon stress testing analysis we expect no principal losses from our sub-prime-backed bonds

Profitable Financial Trends Despite Hurricanes in 2005
Gross Premiums Written
($ in millions)
-3%
0%
5%
10%
15%
20%
$0
$300
$600
$900
$1,200
$1,500
P&C Combined Ratio
0%
30%
60%
Operating Earnings Per Share (Diluted)
Operating ROE
80%
100%
0
$1
$2
2006
17.3%
2006
2006
$865
86%
Life $45
2006
$3.52
$3
$4
Life $275
1.0%
2005
$1,246
2005
2005
106%
2005
$0.19
2004
2004
Life $212
2004
15.8%
2004
$1,044
94%
$2.70
16.5%
2003
$1,010
2003
2003
100%
2003
$2.58
Life $108
Annualized 2007
YTD 9/30/07
YTD 9/30/07
86%
Life $64
YTD 9/30/07
$3.77
$678
22.0%

A Growing, Global Insurance / Reinsurance Company
Invested Assets (Ratio to Shareholders’ Equity)
$0
$1,000
$2,000
$3,000
$4,000
Operating Cash Flow
$0
$200
$400
$600
Shareholders’ Equity (Book Value per Share)
$0
$500
$1,000
$1,500
Dividends Per Share
$0.00
$1.00
($ in millions)
$5,000
2006
2006
2006
2006
$529
$1,390
($23.06)
$0.24
$4,536
(3.3:1)
$4,223
2005
$395
2005
2005
$1,186
($20.16)
$0.18
2005
(3.6:1)
$3,514
2004
$607
2004
2004
$903
($19.70)
$0.12
2004
(3.9:1) $2,637
2003
$397
2003
2003
$763
($16.88)
$0.09
2003
(3.5:1)
9/30/2007
9/30/2007
YTD 9/30/07
YTD 9/30/07
$1,534
($26.12)
$0.23
$5,120
(3.3:1)
$435

Peer Comparisons: Max Capital – Consistently Solid ROE’s
Annual Data 2003 to 2006 and Annualized YTD 6/30/2007
0.00%
2.00%
4.00%
6.00%
8.00%
0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00%
Std Deviation of ROE
PTP
XL
IPCR
MRH
RE
ENH
RNR 14.00%
16.00%
18.00%
20.00%
ACGL
AXS
ACE
10.00%
TRH
12.00%
PRE AWH
AHL

Peer Comparison: Max Capital - Highest Total Shareholder
Return over last 5 years
Source: Credit Suisse
1, 2 & 5 Year Cumulative TSRs
(1)
1-year
2-year cumulative
1.4%
11.8%
(6.2%)
24.8%
21.8% 21.3% 21.1%
14.7%
12.4%
11.2%
10.7%
4.7%
1.9%
S&P 500
S&P
Insurance
Index
AXS PTP PRE MXGL ACGL AHL RNR ENH ORH IPCR MRH
(9.0%)
18.4%
19.0%
19.0%
22.7%
29.0%
36.5%
45.2%
48.9%
61.3%
62.8%
3.8%
27.6%
S&P 500
S&P
Insurance
Index
RNR AXS ACGL ORH PRE PTP ENH IPCR MXGL AHL MRH
N.A.
73.9%
58.1%
107.8%
76.3%
57.2%
50.9%
163.2%
180.1%
S&P 500
S&P
Insurance
Index
MXGL ACGL ORH PRE RNR PTP IPCR MRH AXS ENH AHL
7.0%
(9.8%)
5-year cumulative
Note: The peer set includes Arch Capital Group Ltd. (ACGL), Aspen Insurance Holdings Limited (AHL), Axis Capital Holdings
Limited (AXS), Endurance Speciality Holding Ltd. (ENH), IPC Holding Ltd. (IPCR), Montpelier Re Holding (MRH), Partn
er Re Holdings (PRE), Platinum Underwriters Holding Ltd. (PTP), Renaissance Holding (RNR). Data includes only the companies public during the measurement period.
(1) Defined as share price appreciation plus reinvested dividends cumulatively over the time period, as of 10/31/07

Additional Financial Information

YTD September 30, 2007 and Year – End 2006 Results
2006
($ in millions)
YTD
September 30, 2007
Gross Premiums Written $678 $865
Net Premiums Earned $455 $665
Net Investment Income
139 150
Net Gains on Alternative Investments 137 85
Net Realized (Losses) on Sale of Fixed Maturities (3) (6)
Other Income - 1
Total Revenues 728 895
Total Losses, Expenses and Income Taxes 487 678
Net Income $241 $217
Property & Casualty Underwriting
Loss Ratio 62% 68%
Expense Ratio 24% 18%
Combined Ratio 86% 86%

Strong Balance Sheet
December 31, 2006
September 30, 2007
($ in millions)
(1) Includes a $235 million collateral related transaction for our reinsurance business. In substance, a Total Return Swap with sale of MDS shares in exchange for cash. Cash received from sale of MDS shares is included in Cash & Fixed Maturities.  Return from MDS shares is received in exchange for a payment of interest at LIBOR plus a spread.
Total Liabilities & Shareholders’ Equity
Cash & Fixed Maturities $4,026 $3,470
Alternative Investments 1,094 1,066
Premium Receivables 423 391
Losses Recoverable 652 538
Other Assets 337 384
Total Assets $6,532 $5,849
Property & Casualty Losses $2,506 $2,335
Life & Annuity Benefits 965 896
Deposit Liabilities 221 204
Funds Withheld 255 255
Unearned Premium 474 436
Bank Loans / Swap (1) 285 150
Senior Notes 100 -
Other Liabilities 192 183
Total Liabilites $4,998 $4,459
Shareholders' Equity $1,534 $1,390
$6,532 $5,849

I N S U R A N C E   /   R E I N S U R A N C E
B E R M U D A         I R E L A N D         U N I T E D   S T A T E S
MAX CAPITAL GROUP LTD.
(formerly Max Re Capital Ltd.)
Nasdaq: MXGL
Investor Presentation
For the quarter-ended September 30, 2007